                                                                     Exhibit 4.2

      NUMBER                                                 SHARES

______C

                        HARBOR BUSINESS ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS





         THIS CERTIFIES THAT                             CUSIP ________



         IS THE OWNER OF



     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF
                              THE COMMON STOCK OF

                        HARBOR BUSINESS ACQUISITION CORP.

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The Corporation will be forced to liquidate if it is unable to complete a business combination within 24 months from the consummation of its initial public offering, all as more fully described in the Corporation's final prospectus dated ________, 2006
               This certificate is not valid unless countersigned
             by the Transfer Agent and registered by the Registrar.
              Witness the facsimile seal of the Corporation and the
             facsimile signatures of its duly authorized officers.

         Dated:


                       [HARBOR BUSINESS ACQUISITION CORP.
                                    CORPORATE
                                      SEAL
                                      2006
                                    DELAWARE]
_________________________________              _________________________________
CHAIRMAN                                       SECRETARY




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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -         as tenants in common               UNIF GIFT MIN ACT - _____ Custodian ________
         TEN ENT -         as tenants by the entireties                           (Cust)          (Minor)
         JT TEN -          as joint tenants with right of                         under Uniform Gifts to Minors
                           survivorship and not as tenants in                     Act ______________
                           common                                                        (State)

     Additional Abbreviations may also be used though not in the above list.

                        HARBOR BUSINESS ACQUISITION CORP.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

         For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
|-------------------------------------|
|                                     |
|-------------------------------------|

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated _______________________


                           _____________________________________________________
                           NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.